S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2005 (Dollars in thousands, except per share data)										Page 1 of 3
	2004				2005				Year-to-date
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q	December 2005	December 2004

Interest Income	$35,596	$36,235	$37,726	$39,075	$39,466	$42,144	$44,035	$46,476	$172,122	$148,638
Interest Expense	9,506	9,542	10,549	11,287	12,148	13,780	15,595	17,991	59,514	40,890
Net Interest Income	26,090	26,693	27,177	27,788	27,318	28,364	28,440	28,485	112,608	107,748
Taxable Equivalent Adjustment	920	923	927	936	975	1,002	1,024	1,041	4,042	3,706
Net Interest Income (FTE)	27,010	27,616	28,104	28,724	28,293	29,366	29,464	29,526	116,650	111,454

Provision For Loan Losses	1,500	1,900	1,500	(500)	800	(300)	3,000	1,500	5,000	4,400
Net Interest Income After Provisions (FTE)	25,510	25,716	26,604	29,224	27,493	29,666	26,464	28,026	111,650	107,054

Security Gains, Net	1,520	1,708	1,144	972	1,668	801	1,300	1,239	5,008	5,344

Service Charges and Fees	2,232	2,359	2,316	2,476	2,181	2,338	2,504	2,564	9,587	9,383
Wealth Management	1,517	1,525	1,471	1,688	1,643	1,831	1,760	1,743	6,977	6,201
Insurance	1,076	1,115	1,219	1,148	1,403	1,387	1,403	1,492	5,685	4,558
Other	2,048	2,474	1,814	2,380	2,191	2,948	2,473	2,699	10,311	8,716

Total Other Income	6,873	7,473	6,820	7,692	7,418	8,504	8,140	8,498	32,560	28,858

Salaries and Employee Benefits	8,292	8,006	8,438	8,109	8,798	8,440	8,754	8,723	34,715	32,845
Occupancy and Equip. Expense, Net	1,720	1,710	1,752	1,900	2,290	1,939	1,892	1,946	8,067	7,082
Data Processing Expense	999	975	956	1,036	1,035	1,092	1,046	1,117	4,290	3,966
FDIC Expense	73	74	72	70	74	75	71	72	293	289
Other	3,653	4,049	3,678	4,630	3,876	4,059	2,932	4,415	15,281	16,009

Total Other Expense	14,737	14,814	14,896	15,745	16,073	15,605	14,695	16,273	62,646	60,191

Income Before Taxes	19,166	20,083	19,672	22,143	20,506	23,366	21,209	21,490	86,572	81,065
Taxable Equivalent Adjustment	920	923	927	936	975	1,002	1,024	1,041	4,042	3,706
Applicable Income Taxes	5,290	5,588	5,468	6,655	5,711	6,871	5,818	5,886	24,287	23,001

Net Income	$12,956	$13,572	$13,277	$14,552	$13,820	$15,493	$14,367	$14,563	$58,243	$54,358

Per Common Share Data:

Shares Outstanding at End of Period	26,619,399	26,261,769	26,513,869	26,600,395	26,584,029	26,200,529	26,364,095	26,270,730	26,270,730	26,600,395
Average Shares Outstanding - Diluted	26,950,542	26,644,177	26,709,616	26,896,777	26,951,090	26,644,682	26,618,216	26,542,511	26,688,148	26,799,451
Net Income - Diluted	$0.48	$0.51	$0.50	$0.54	$0.51	$0.58	$0.54	$0.55	$2.18	$2.03
Dividends Declared	$0.26	$0.27	$0.27	$0.27	$0.28	$0.28	$0.28	$0.29	$1.13	$1.07
Book Value	$12.74	$12.25	$12.77	$13.12	$13.06	$13.09	$13.35	$13.41	$13.41	$13.12
Market Value	$30.06	$31.98	$35.71	$37.69	$35.40	$36.10	$37.80	$36.82	$36.82	$37.69

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2005 (Dollars in thousands)								Page 2 of 3
	2004				2005
	March	June	September	December	March	June	September	December
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

Nonaccrual Loans and Nonperforming Loans	$12,465	$13,514	$15,895	$6,309	$7,331	$5,944	$8,368	$11,166
Assets acquired through foreclosure or repossession	2,287	521	2,822	2,119	1,536	945	1,908	3,712
Nonperforming Assets	14,752	14,035	18,717	8,428	8,867	6,889	10,276	14,878
Allowance for Loan Losses	32,658	32,792	32,127	34,262	34,339	33,525	36,093	36,572
Nonperforming Loans / Loans	0.57%	0.60%	0.69%	0.28%	0.32%	0.25%	0.35%	0.45%
Allowance for Loan Losses / Loans	1.50%	1.46%	1.40%	1.50%	1.48%	1.40%	1.50%	1.47%
Allowance for Loan Losses / Nonperforming Loans	262%	243%	202%	543%	468%	564%	431%	328%
Net Loan Charge-offs (Recoveries)	320	1,765	2,166	(2,635)	723	(455)	432	1,021
Net Loan Charge-offs (Recoveries) (annualized)/ Average Loans	0.06%	0.32%	0.38%	-0.46%	0.13%	-0.08%	0.07%	0.17%

Balance Sheet (Period-End)

Assets	$2,956,404	$3,006,203	$3,009,776	$2,989,034	$3,027,881	$3,095,177	$3,104,433	$3,194,979
Earning Assets	2,776,693	2,823,231	2,829,035	2,805,522	2,841,330	2,900,582	2,909,863	2,986,081
Securities	592,761	576,612	536,783	518,171	522,631	509,985	499,545	494,575
Loans, Gross	2,183,931	2,246,619	2,292,253	2,287,351	2,318,699	2,390,598	2,410,318	2,491,506
Total Deposits	1,977,330	1,976,340	2,079,182	2,176,263	2,168,932	2,208,204	2,306,604	2,418,884
Non-Interest Bearing Deposits	382,110	376,471	416,748	415,812	404,557	409,721	417,894	435,672
NOW, Money Market & Savings	756,965	742,582	772,783	896,395	904,809	922,923	965,625	1,050,104
CD's $100,000 and over	176,512	187,574	197,347	192,761	187,010	201,076	210,024	206,666
Other Time Deposits	661,743	669,713	692,304	671,295	672,556	674,484	713,061	726,442
Short-term borrowings	463,000	542,598	456,684	323,384	399,846	410,362	314,467	287,829
Long-term Debt	116,890	116,894	86,328	86,303	61,115	81,080	83,860	83,776
Shareholder's Equity	339,095	321,625	338,575	349,129	347,279	342,852	351,983	352,421

Balance Sheet (Daily Averages)

Assets	$2,908,794	$2,979,134	$3,002,225	$3,000,134	$2,998,237	$3,061,157	$3,090,488	$3,141,728
Earning Assets	2,732,315	2,798,943	2,821,311	2,818,925	2,813,642	2,869,845	2,897,199	2,947,840
Securities	597,845	583,192	555,568	530,547	518,872	516,704	504,806	495,676
Loans, Gross	2,134,470	2,215,751	2,264,843	2,285,101	2,294,699	2,353,141	2,381,551	2,452,165
Deposits	1,955,025	1,982,751	2,040,251	2,116,041	2,157,201	2,188,288	2,269,085	2,348,991
Shareholder's Equity	341,835	330,474	333,545	347,105	353,472	347,871	351,432	353,373

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2005 (Dollars in thousands, except per share data)										Page 3 of 3
	2004				2005				Year-to-date
	March	June	September	December	March	June	September	December	December	December
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2005	2004

Return on Average Assets	1.79%	1.83%	1.76%	1.93%	1.87%	2.03%	1.84%	1.84%	1.90%	1.83%
Return on Average Shareholder's Equity	15.24%	16.52%	15.84%	16.68%	15.86%	17.86%	16.22%	16.35%	16.57%	16.07%
Yield on Earning Assets (FTE)	5.39%	5.35%	5.46%	5.66%	5.84%	6.04%	6.18%	6.40%	6.12%	5.47%
Cost of Interest Bearing Funds	1.79%	1.74%	1.90%	2.06%	2.27%	2.46%	2.73%	3.07%	2.64%	1.87%
Net Interest Margin (FTE)(4)	3.98%	3.97%	3.96%	4.05%	4.08%	4.10%	4.03%	3.97%	4.05%	3.99%
Efficiency Ratio (FTE)(1)	43.49%	42.22%	42.66%	43.24%	45.01%	41.21%	39.08%	42.80%	41.99%	42.90%

Capitalization Ratios

Dividends Paid to Net Income	53.48%	51.06%	53.34%	49.20%	51.96%	48.16%	51.08%	50.69%
Shareholder's Equity to Assets (Period End)	11.47%	10.70%	11.25%	11.68%	11.47%	11.08%	11.34%	11.03%
Leverage Ratio (2)	9.15%	8.80%	9.15%	9.51%	9.68%	9.27%	9.56%	9.50%
Risk Based Capital - Tier I (3)	10.55%	10.10%	10.44%	10.84%	10.86%	10.29%	10.73%	10.52%
Risk Based Capital - Tier II (3)	12.31%	11.78%	12.13%	12.58%	12.52%	11.89%	12.35%	12.09%

Definitions:
(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.